UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 26, 2013 (March 22, 2013)

Carrollton Bancorp
(Exact name of registrant as specified in its charter)

Maryland	000-23090	52-1660951
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

7151 Columbia Gateway Drive, Suite A Columbia, Maryland (Address of principal executive offices)	21046 (Zip Code)

(410) 312-5400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 22, 2013, the Office of the Comptroller of the Currency (the “OCC”) approved the proposed merger (the “Bank Merger”) of Carrollton Bank, a wholly owned subsidiary of Carrollton Bancorp (“Carrollton”), with and into Bay Bank, FSB (“Bay Bank”), a wholly owned subsidiary of Jefferson Bancorp, Inc. (“Jefferson”). Carrollton previously entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Jefferson and Financial Services Partners Fund I, LLC (“FSPF”), dated as of April 8, 2012, as amended as of May 7, 2012 and February 28, 2013 (the “Merger Agreement”). The merger of Carrollton with Jefferson pursuant to the Merger Agreement (the “Merger”) and the Bank Merger are expected to be completed on or before April 19, 2013, subject to satisfaction of remaining closing conditions.

On March 25, 2013, the Company issued a press release announcing the receipt of the OCC approval. A copy of the press release is furnished to the Securities and Exchange Commission (“SEC”) as Exhibit 99.1 to this Current Report on Form 8-K.  The press release also announced that necessary regulatory approval for the Merger had been received from the Board of Governors of the Federal Reserve System.

Important Information for Investors and Shareholders

This Report relates to a proposed merger between Carrollton and Jefferson that is the subject of a definitive proxy statement, previously filed by Carrollton with the SEC. This Report is not a substitute for the definitive proxy statement or any other document that Carrollton may file with the SEC or that Carrollton or Jefferson may send to its shareholders in connection with the proposed merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE SEC OR SENT TO SHAREHOLDERS, INCLUDING THE DEFINITIVE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. All documents, when filed, will be available in the case of Carrollton, free of charge at the SEC’s website (www.sec.gov) or by directing a request to Carrollton through Allyson Cwiek at 410-536-7332 and, in the case of Jefferson by directing a request to Kevin Cashen at 410-427-3707.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Carrollton Bancorp, dated March 26, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLLTON BANCORP

		By:	/s/ Robert A. Altieri
		Name:	Robert A. Altieri
Date:	March 26, 2013	Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Carrollton Bancorp, dated March 26, 2013.